Exhibit 10.16

SERVICES ACQUISITION CORP. INTERNATIONAL

401 East Olas Boulevard, Suite 1140

Fort Lauderdale, FL 33301

March 29, 2005

Mercantile Companies, Inc.
1372 Shermer Road
Northbrook, IL 60062

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Services Acquisition Corp. International (“SACI”) and continuing until (the “Termination Date”) the earlier of the consummation by SACI of a “Business Combination” or SACI’s liquidation (as described in SACI’s IPO prospectus), Mercantile Companies, Inc. shall make available to SACI certain office and secretarial services as may be required by SACI from time to time, situated at 1372 Shermer Road, Northbrook, IL 60062.  In exchange therefor, SACI shall pay Mercantile Companies, Inc. the sum of $2,625 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

SERVICES ACQUISITION CORP. INTERNATIONAL

By:	/s/ Thomas E. Aucamp
Name: Thomas E. Aucamp
Title: Vice President

AGREED TO AND ACCEPTED BY:

MERCANTILE COMPANIES, INC.

By:	/s/ I. Steven Edelson
Name: I. Steven Edelson
Title: President